EXHIBIT 99.1


                               SIDE AGREEMENT


     This Side Agreement is made by and between PEACHTREE CITY MULTIFAMILY PARTNERS, L.P., a Georgia limited partnership ("Peachtree"), AMLI
RESIDENTIAL PROPERTIES, L.P., a Delaware limited partnership ("Amli"), and AMLI RESIDENTIAL PROPERTIES TRUST, a Maryland real estate investment trust ("Trust") as of May 3, 1996.

     For and in consideration of Ten and no/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Peachtree, Amli, and the Trust agree as follows:

     Notwithstanding the agreements as contained in that certain Letter Agreement by and between Peachtree City Multifamily Partners, L.P., and Amli Residential Properties Trust, executed as of May 3, 1996, a copy of said letter being attached hereto as Exhibit "A" and incorporated herein by reference ("Letter Agreement"), in the event that the Securities and Exchange Commission has not declared effective the registration statement to be filed for the registration of 143,500 Shares of Trust stock (as that term is defined in the Letter Agreement), and such 143,500 shares of Trust stock do not become Registered Shares (as that term is defined in the Letter Agreement) within 90 days from the date hereof, Peachtree shall have the right to convert its Restricted Units (as that term is defined in the Letter Agreement) into Unregistered Shares (as that term is defined in the Letter Agreement) at any time from and after the expiration of said 90 days.

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals on the date first above written.

AMLI RESIDENTIAL PROPERTIES, L.P.,       PEACHTREE CITY MULTIFAMILY
a Delaware limited partnership           PARTNERS, L.P.,
                                         a Georgia limited partnership

By:  Amli Residential Properties Trust,  By:  Peachtree City Multifamily
     a Maryland real estate investment        Properties, L.L.C., a
     trust, General Partner                   Georgia limited partnership,
                                              sole general partner

By:     /s/ PHILIP N. TAGUE              By:  /s/ ERIC J. EDEE (Seal)
Title:  Executive Vice President              Eric J. Edee, President and
                                              Managing Member
           (Trust Seal)
                                         AMLI RESIDENTIAL PROPERTIES
                                         TRUST, a Maryland real estate
                                         investment trust

                                         By:     /s/ PHILIP N. TAGUE
                                         Title:  Executive Vice President
                                                   (Trust Seal)






                                  EXHIBIT A

                              LETTER AGREEMENT


     This Letter Agreement made by and between PEACHTREE CITY MULTIFAMILY PARTNERS, L.P., a Georgia limited partnership ("Peachtree"), and AMLI RESIDENTIAL PROPERTIES TRUST, a Maryland real estate investment trust ("Trust"), this 3rd day of May, 1996.

     For and in consideration of Ten and no/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Peachtree and the Trust hereby covenant and agree as follows:

                             STATEMENT OF FACT:

     Peachtree on this date has been issued 143,500 limited partnership units ("Units") of Amli Residential Properties, L.P., a Delaware limited partnership ("Amli") in exchange for the contribution to Amli of twenty-five (25) acres, more or less, located in Land Lots 122 and 123 of the 7th District, Fayette County, Georgia. Peachtree has previously been advised that one-half of the total Units are unrestricted ("Unrestricted Units") and the remaining one-half of the Units (i.e., 71,750 Units) are restricted for One Hundred Eighty (180) days ("Restricted Units"), whereby such Restricted Units cannot be converted into shares of stock of the Trust ("Shares"). Peachtree has further been advised that in the event Peachtree requests the conversion of the Unrestricted Units to Shares, that the Unrestricted Units converted into Shares will be unregistered Shares, and that any subsequent registration statement filed with the Securities and Exchange Commission ("SEC") to register the Unrestricted Shares for Units in favor of Peachtree will cause substantial delay and will be burdensome on the Trust. Peachtree and the Trust each acknowledge that it is in the best interests of both Peachtree and the Trust for Peachtree to agree not to exercise its rights to convert the Unrestricted Units into unregistered Shares until such time as the Shares have become registered Shares pursuant to a registration statement filed with the SEC and declared effective by the SEC. The Trust is willing to undertake and use its reasonable efforts to prepare and file for registration of Shares of the Trust in order that such Shares become registered Shares ("Registered Shares").

                                 AGREEMENT:

     The Trust has agreed, in favor of Peachtree, to prepare and file a registration statement with the SEC on or before July 2, 1996 for registration of 143,500 Shares of Trust stock, and to use its reasonable, diligent, and good faith efforts to cause the registration statement to be declared effective by the SEC as soon thereafter as is practicable. Peachtree agrees it has no right and will not exercise the right to convert the Unrestricted Units to Shares until the registration statement is completed and the registration statement has been declared effective by the SEC, whereby the Shares become Registered Shares.

     IN WITNESS WHEREOF, the parties hereto have set their hand and seal hereto on the date first above written.


                              PEACHTREE:

                              PEACHTREE CITY MULTIFAMILY
                              PARTNERS, L.P., A Georgia limited

                              partnership

                              By:   Peachtree City Multifamily Properties,

                                    L.L.C., a Georgia limited partnership,
                                    Sole General Partner


                              By:         /S/ ERIC J. EDEE     (Seal)
                                          Eric J. Edee, President and
                                          Managing Member
                              TRUST

                              AMLI RESIDENTIAL PROPERTIES TRUST,
                              a Maryland real estate investment trust



                              By:     /s/ PHILIP N. TAGUE
                              Title:  Executive Vice President

                                          (Trust Seal)





                              LETTER AGREEMENT


     This Letter Agreement made by and between PEACHTREE CITY MULTIFAMILY PARTNERS, L.P., a Georgia limited partnership ("Peachtree"), and AMLI RESIDENTIAL PROPERTIES TRUST, a Maryland real estate investment trust ("Trust"), this 3rd day of May, 1996.

     For and in consideration of Ten and no/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Peachtree and the Trust hereby covenant and agree as follows:

                             STATEMENT OF FACT:

     Peachtree on this date has been issued 143,500 limited partnership units ("Units") of Amli Residential Properties, L.P., a Delaware limited partnership ("Amli") in exchange for the contribution to Amli of twenty-five (25) acres, more or less, located in Land Lots 122 and 123 of the 7th District, Fayette County, Georgia. Peachtree has previously been advised that one-half of the total Units are unrestricted ("Unrestricted Units") and the remaining one-half of the Units (i.e., 71,750 Units) are restricted for One Hundred Eighty (180) days ("Restricted Units"), whereby such Restricted Units cannot be converted into shares of stock of the Trust ("Shares"). Peachtree has further been advised that in the event Peachtree requests the conversion of the Unrestricted Units to Shares, that the Unrestricted Units converted into Shares will be unregistered Shares, and that any subsequent registration statement filed with the Securities and Exchange Commission ("SEC") to register the Unrestricted Shares for Units in favor of Peachtree will cause substantial delay and will be burdensome on the Trust. Peachtree and the Trust each acknowledge that it is in the best interests of both Peachtree and the Trust for Peachtree to agree not to exercise its rights to convert the Unrestricted Units into unregistered Shares until such time as the Shares have become registered Shares pursuant to a registration statement filed with the SEC and declared effective by the SEC. The Trust is willing to undertake and use its reasonable efforts to prepare and file for registration of Shares of the Trust in order that such Shares become registered Shares ("Registered Shares").

                                 AGREEMENT:

     The Trust has agreed, in favor of Peachtree, to prepare and file a registration statement with the SEC on or before July 2, 1996 for registration of 143,500 Shares of Trust stock, and to use its reasonable, diligent, and good faith efforts to cause the registration statement to be declared effective by the SEC as soon thereafter as is practicable. Peachtree agrees it has no right and will not exercise the right to convert the Unrestricted Units to Shares until the registration statement is completed and the registration statement has been declared effective by the SEC, whereby the Shares become Registered Shares.

      IN WITNESS WHEREOF, the parties hereto have set their hand and seal hereto on the date first above written.

                              PEACHTREE:

                              PEACHTREE CITY MULTIFAMILY
                              PARTNERS, L.P., A Georgia limited
                              partnership

                              By:   Peachtree City Multifamily Properties,
                                    L.L.C., a Georgia limited partnership,
                                    Sole General Partner



                              By:   /s/  ERIC J. EDEE    (Seal)
                                    Eric J. Edee, President and Managing

                                    Member

                              TRUST

                              AMLI RESIDENTIAL PROPERTIES TRUST,
                              a Maryland real estate investment trust


                              By:     /s/ PHILIP N. TAGUE
                              Title:  Executive Vice President

                                               (Trust Seal)






                              LETTER AGREEMENT


     This Letter Agreement entered into by and between PEACHTREE CITY MULTIFAMILY PARTNERS, L.P., a Georgia limited partnership ("Peachtree"), and AMLI RESIDENTIAL PROPERTIES TRUST, a Maryland real estate investment trust ("Trust"), this 3rd day of May, 1996.

     For and in consideration of Ten and no/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                             STATEMENT OF FACT:

     Peachtree is the owner and holder of 143,500 limited partnership units ("Units") of Amli Residential Properties, L.P., a Delaware partnership ("Amli") which is the sole general partner of the Trust. Peachtree has the right to convert the Units into shares of stock of the Trust ("Shares") in accordance with and pursuant to Article 4, Section 4.2(e) of the Amended and Restated Agreement of Limited Partnership of Amli Residential Properties, L.P., dated February 15, 1994. Peachtree acknowledges that one-half of the Units (i.e., 71,750 Units) are restricted whereby the Units cannot be converted into Shares for 180 days from the date hereof ("Restricted Units") and the remaining one-half of the Units (i.e., 71,750 Units) are unrestricted ("Unrestricted Units") and may be converted into Shares at any time. Peachtree agreed to contribute certain real property to Amli with the understanding that it could convert its Units into Registered Shares (as that term is hereinafter defined). The Shares of the Trust are unregistered Shares, and Peachtree has requested the Trust to undertake and to use its reasonable efforts to prepare and file a registration statement for the registration of 143,500 Shares of the Trust with no restrictions thereon, and upon such registration of 143,500 Shares ("Registered Shares"), such Registered Shares shall be reserved for Peachtree for the purpose of converting the Units into the Registered Shares. The Trust is willing to agree as follows.


                                 AGREEMENT:

     In consideration of Peachtree's contribution of certain real property to Amli, the Trust hereby agrees in favor of Peachtree to prepare and file a registration statement with the Securities and Exchange Commission ("SEC") on or before July 3, 1996, for the registering of 143,500 Shares of Trust stock, and to use its reasonable, diligent and good faith efforts to cause the registration statement to be declared effective by the SEC as soon thereafter as is practicable. Upon the completion of the registration and the 143,500 Shares becoming registered stock with no restrictions, such Registered Shares shall be reserved and held for Peachtree pursuant to the conversion rights of Units into Shares.

     IN WITNESS WHEREOF, the parties hereto have set their hand and seal hereto on the date first above written.


                              PEACHTREE:

                              PEACHTREE CITY MULTIFAMILY
                              PARTNERS, L.P., A Georgia limited partnership

                              By:   Peachtree City Multifamily Properties,
                                    L.L.C., a Georgia limited partnership,
                                    Sole General Partner


                              By:   /s/ ERIC J. EDEE   (Seal)
                                    Eric J. Edee, President and Managing

                                    Member


                              TRUST

                              AMLI RESIDENTIAL PROPERTIES TRUST,
                              a Maryland real estate investment trust


                              By:     /s/ PHILIP N. TAGUE
                              Title:  Executive Vice President
                                               (Trust Seal)




                              LETTER AGREEMENT

     This Letter Agreement made by PEACHTREE CITY MULTIFAMILY PARTNERS, L.P., a Georgia limited partnership ("Peachtree"), in favor of AMLI RESIDENTIAL PROPERTIES, L.P., a Delaware limited partnership ("Amli"), this 3rd day of May, 1996.

     For and in consideration of Ten and no/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                             STATEMENT OF FACT:

     Peachtree, on the date hereof, has contributed to Amli twenty-five
(25) acres, more or less, located in Land Lots 122 and 123 of the 7th District, Fayette County, Georgia for the issuance of 143,500 limited partnership units of Amli ("Units"). Peachtree has been advised that one-half of the total Units are unrestricted ("Unrestricted Units") and the other one-half of the Units are restricted for One Hundred Eighty (180) days ("Restricted Units") whereby such one-half of the Units cannot be converted into shares of stock of Amli Residential Properties Trust, a Maryland real estate investment trust ("Shares"). Peachtree has been further advised that notwithstanding Peachtree's ownership of the Units as of the record date, May 9, 1996, for distribution purposes, Peachtree is not entitled to any distribution made to record unit owners as of May 9, 1996 for the fiscal quarter ending March 31, 1996, but Peachtree will be entitled to its prorata share of any distributions made in the future by Amli to unit owners.

                                 AGREEMENT:

     Peachtree hereby acknowledges and agrees that one-half of the Units are Unrestricted Units with respect to the right to convert such Unrestricted Units into Shares and that the other one-half of the Units are Restricted Units, which Restricted Units contain a restriction and prohibition for a period of 180 days from the date hereof prohibiting the conversion of the Restricted Units into Shares. Further, Peachtree acknowledges and agrees that it is not entitled to participate in the upcoming distribution to unit owners of Amli who are owners of Units as of the record date, May 9, 1996 for the fiscal quarter ending March 31, 1996, and Peachtree has no rights or claims in and to any of the distribution to be made to unit owners of Amli as of said record date; however, Peachtree will be entitled to its prorata share of any future distributions made by Amli to unit owners for the quarter ending June 30, 1996, and its full share of distributions for the quarters ending thereafter.

     IN WITNESS WHEREOF, the undersigned have set their hands and seals hereto on the date first above written.

                              PEACHTREE:

                              PEACHTREE CITY MULTIFAMILY PARTNERS,
                              L.P., A Georgia limited partnership

                              By:   Peachtree City Multifamily Properties,
                                    L.L.C., a Georgia limited partnership,
                                    sole general partner


                              By:   /s/ ERIC J. EDEE       (Seal)
                                    Eric J. Edee, President and
                                    Managing Member

                              AMLI:

                              AMLI RESIDENTIAL PROPERTIES, L.P., a
                              Delaware limited partnership, having Amli
                              Residential Properties Trust, a Maryland real estate investment trust, as its sole general partner

                              By:   Amli Residential Properties Trust,
                                    a Maryland real estate investment
                                    trust, general partner



                              By:     /s/ PHILIP N. TAGUE
                              Title:  Executive Vice President

                                          (Trust Seal)